Exhibit 34.2

Report of Independent Registered Public Accounting Firm

To the Management of Wilmington Trust National Association

We have examined management’s assertion, included in the accompanying Management Assessment Report, that Wilmington Trust National Association (the “Company”) complied with the servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii), and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company also provides trustee services (the Platform), as of December 31, 2020 and for the year then ended. Appendix A to Management’s Assessment Report identifies the individual asset-backed transactions and securities and applicable criteria defined by management as constituting the Platform. Wilmington Trust National Association’s management is responsible for its assertion and for the Company’s compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the applicable servicing criteria based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the applicable servicing criteria is fairly stated, in all material respects, and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of selected asset-backed transactions and securities that comprise the Platform, testing of selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the applicable servicing criteria. Our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to detect noncompliance arising from errors that may have occurred prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report. We believe that our examination provides, and that the evidence we obtained is sufficient and appropriate to provide, a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company’s compliance with the servicing criteria.

In our opinion, management’s assertion that Wilmington Trust National Association complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2020 for the Platform is fairly stated, in all material respects.

Buffalo, NY

February 26, 2021

PricewaterhouseCoopers LLP, 726 Exchange Street, Suite 1010, Buffalo, NY 14210
T: (716)856 4650, F: (716)856 1208, www.pwc.com/us

Management Assessment Report

Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of and for the year ended December 31, 2020. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the auto related asset-backed transactions defined by management as constituting the Platform.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2020. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criterion (d)(2)(ii), (d)(2)(iv), (d)(2)(v), (d)(3)(i), (d)(3)(ii), (d)(3)(iii) and (d)(3)(iv) of Item 1122 of Regulation AB. The activities the Company performs with respect to the applicable 1122(d) servicing criteria are listed on the attached Appendix A.

With respect to the Company’s obligation to issue a notification to be included in the client’s Form 8-K. Form 10-D and Form 10-K under applicable servicing criterion 1122(d)(3)(i), there were no activities performed during the year ended December 31, 2020, with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Based on such assessment, management believes that, as of and for the year ended December 31, 2020, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2020.

/s/ Patrick Tadie
Name:	Patrick Tadie
Title:	Group Vice President
ICS Global Capital Markets
Date:	February 26, 2021

Appendix A

2020

Overview of Applicable Servicing Criteria and Associated Platform Transactions

ABS - Auto

Transactions	Item 1122	Applicable Activity
Santander Drive Auto Receivable Trust 2015-4	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Santander Drive Auto Receivable Trust 2015-5	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Santander Drive Auto Receivable Trust 2016-1	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Santander Drive Auto Receivable Trust 2016-2	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Santander Drive Auto Receivable Trust 2016-3	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

DRIVE Auto Receivables Trust 2017-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2017-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

Transactions	Item 1122	Applicable Activity

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2017-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Fifth Third Auto Trust 2017-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2018-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

DRIVE Auto Receivables Trust 2018-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2018-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2018-4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

Transactions	Item 1122	Applicable Activity

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2018-5	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2018-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2018-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

Transactions	Item 1122	Applicable Activity

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2018-4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

Transactions	Item 1122	Applicable Activity

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2019-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2019 -3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

DRIVE Auto Receivables Trust 2019-4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Fifth Third Auto Trust 2019-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Transactions	Item 1122	Applicable Activity

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Trust 2019-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

Capital One Prime Auto Trust 2019-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Trust 2020-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution “with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2020-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

Transactions	Item 1122	Applicable Activity

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2020-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

CarMax Auto Owner Trust 2020-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2020-4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1)of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2020-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

DRIVE Auto Receivables Trust 2020-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.